UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
☐	Definitive Proxy Statement		only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHEAST UTILITIES

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NORTHEAST UTILITIES
107 SELDEN STREET, BERLIN, CONNECTICUT 06037
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on Tuesday, May 12, 2009

The Proxy Statement, Annual Report, and other Proxy Materials are available at: http://bnymellon.mobular.net/bnymellon/nu

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 28, 2009 to facilitate timely delivery.

Dear Shareholder of Northeast Utilities:

The 2009 Annual Meeting of Shareholders of Northeast Utilities (the “Company”) will be held at the Sheraton Springfield Monarch Place Hotel, One Monarch Place, Springfield, Massachusetts 01144, on Tuesday, May 12, 2009, at 10:30 a.m. (local time), for the following purposes:

(1)	To elect twelve nominees as Trustees, the names of whom are set forth in the company’s Proxy Statement, for the ensuing year;
(2)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2009; and
(3)	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

Management recommends a vote “FOR” the election of the nominees for Trustee and “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2009.

The Board of Trustees has fixed the close of business on March 16, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

46335

Shareholders of record as of the Record Date are cordially invited and encouraged to attend the Annual Meeting. Directions to the Annual Meeting where you may vote in person can be found in the Proxy Statement and on our website, www.nu.com.

Meeting Location:
Sheraton Springfield Monarch Place Hotel One Monarch Place Springfield, Massachusetts 01144

You can find directions to the Annual Meeting at: http://www.nu.com

The following Proxy Materials are available for you to review online:
• The Company’s 2009 Proxy Statement (including all attachments thereto);
• The Company’s Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
• Any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/nu

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Northeast Utilities are available for review at:

http://bnymellon.mobular.net/bnymellon/nu

Please ensure that you have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your Proxy Materials online,
OR WHEN YOU WANT TO VOTE YOUR NU COMMON SHARES ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your NU common shares.
Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic Proxy Card and vote your NU common shares.

46335